[JANUS LOGO]











                                               Lincoln National
                                               Capital Appreciation Fund, Inc.
                                               Annual Report
                                               December 31, 1999

Lincoln National Capital Appreciation Fund, Inc.


Index
     Commentary
     Statement of Net Assets
     Statement of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to Financial Statements
     Report of Ernst & Young LLP, Independent Auditors

Lincoln National
Capital Appreciation Fund, Inc.


Managed by:    [JANUS LOGO]


The Capital Appreciation Fund returned 45.5% for the year ended December 31,1999 versus its benchmark the S&P 500 Index* of 21.1%. A persistent rise in interest rates could not discourage the bulls in the second half and the broad stock market averages finished the period higher. Many of our core holdings gained substantially as improving company fundamentals translated into superior stock price performance, allowing us to outpace the S&P 500 Index. The accelerating pace of cellular subscriber growth buoyed wireless positions Nokia and Sprint PCS while also providing lift for several of our microchip and telecommunications infrastructure stocks. Texas Instruments, which dominates the market for microchips used in cellular handsets, and Cisco Systems, a leading supplier of voice and data network solutions, were two examples. Meanwhile, heightened industry consolidation and the strongest advertising market on record helped push media holdings such as Liberty Media, Viacom and Comcast to substantial gains. Disappointments included office product retailer Staples and drug company Schering-Plough, which lost ground with other large-cap pharmaceutical companies because of higher interest rates, pipeline disappointments and regulatory uncertainty.

Jim Craig


Growth of $10,000 invested 1/3/94 through 12/31/99

                              1/3/94   12/31/99
Capital Appreciation Fund    $10,000    $39,222
S&P 500 Index                $10,000    $35,543



This chart illustrates, hypothetically, that $10,000 was invested in the Capital Appreciation Fund on 1/3/94. As the chart shows, by December 31, 1999, the value of the investment at net asset value, with any dividends and capital gains reinvested, would have grown to $39,222. For comparison, look at how the S&P 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,545. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.


Average annual return              Ended
on investments                     12/31/99
---------------------------------------------
One Year                           +45.46%
---------------------------------------------
Five Years                         +30.73%
---------------------------------------------
Lifetime
(since 1/3/94)                     +25.58%
---------------------------------------------




* Standard & Poor's 500 Index - Broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks. An investor cannot invest directly in the above index/indexes, which is/are unmanaged.

                          Capital Appreciation Fund 1

Lincoln National
Capital Appreciation Fund, Inc.

Statement of Net Assets
December 31, 1999

Investments:
                                                  Number           Market
Common Stock:                                     of Shares        Value
-------------------------------------------------------------------------------
Automobiles & Auto Parts: 0.1%
-------------------------------------------------------------------------------
Federal-Mogul                                          51,490      $  1,036,236
-------------------------------------------------------------------------------

Banking, Finance & Insurance: 11.2%
American Express                                      281,230        46,754,488
American International Group                          239,241        25,867,933
Bank of New York                                    1,282,485        51,299,400
Citigroup                                             290,000        16,113,125
M & T Bank                                             13,450         5,571,663
Northern Trust                                        108,010         5,768,409
Progessive                                             86,260         6,307,763
Prudential PLC (United Kingdom)                     1,532,971        30,074,753
Schwab (Charles)                                      674,890        25,898,904
-------------------------------------------------------------------------------
                                                                    213,656,438
Business Services: 1.1%
-------------------------------------------------------------------------------
Paychex                                               527,137        21,069,007
-------------------------------------------------------------------------------

Cable, Media & Publishing: 18.1%
-------------------------------------------------------------------------------
AT&T Liberty Media Class A                            826,975        46,930,831
Adelphia Communications Class A                       201,915        13,244,362
Charter Communications Class A                        184,775         4,041,953
Clear Channel Communications                          295,130        26,340,353
Cox Communications Class A                            929,863        47,887,945
Infinity Broadcasting Class A                         478,630        17,320,423
New York Times                                        118,450         5,818,856
Telewest Communications (United Kingdom)            2,967,884        15,814,400
Time Warner                                         1,351,477        97,897,615
Univision Communications Class A                      273,415        27,939,595
Viacom Class B                                        715,140        43,221,274
-------------------------------------------------------------------------------
                                                                    346,457,607
Computers & Technology: 19.3%
-------------------------------------------------------------------------------
I2 Technologies                                        52,305        10,189,668
America Online                                        334,280        25,217,248
Apple Computer                                        156,430        16,078,071
Automatic Data Processing                             565,285        30,454,729
Bea Systems                                            87,315         6,114,779
Cisco Systems                                         697,491        74,696,927
Dell Computer                                         391,220        19,939,994
EMC                                                   187,960        20,534,630
Linear Technology                                     631,400        45,184,563
Microsoft                                             313,210        36,557,480
Network Solutions Class A                              34,855         7,584,230
Pitney Bowes                                          157,070         7,588,444
Sun Microsystems                                      900,910        69,736,065
-------------------------------------------------------------------------------
                                                                    369,876,828
Consumer Products: 2.6%
-------------------------------------------------------------------------------
Gemstar International Group Limited                   115,130         8,195,817
Tyco International                                  1,071,808        41,666,536
-------------------------------------------------------------------------------
                                                                     49,862,353
Electronics & Electrical Equipment: 10.0%
-------------------------------------------------------------------------------
Conexant Systems                                       73,190         4,846,550
General Electric                                      459,385        71,089,829
Maxim Integrated Products *                         1,033,400        48,731,269
Pittway                                                99,374         4,453,197
Symbol Technologies                                   117,220         7,450,796
Texas Instruments                                     558,845        54,138,109
-------------------------------------------------------------------------------
                                                                    190,709,750
Energy: 2.6%
-------------------------------------------------------------------------------
Enron                                               1,119,310        49,669,381
-------------------------------------------------------------------------------

                                                  Number            Market
                                                  of Shares         Value
-------------------------------------------------------------------------------
Environmental Services: 0.1%
-------------------------------------------------------------------------------
Pe Corp - Pe Biosystems Group                           7,960       $   957,687
-------------------------------------------------------------------------------

Food, Beverage & Tobacco: 3.2%
-------------------------------------------------------------------------------
Anheuser Busch                                        112,475         7,971,666
McDonald's                                          1,230,225        49,593,445
U.S. Foodservice *                                    177,450         2,972,288
-------------------------------------------------------------------------------
                                                                     60,537,399
Healthcare & Pharmaceuticals: 3.3%
-------------------------------------------------------------------------------
Allergan                                              208,440        10,369,890
Genetech                                              233,680        31,429,960
Medtronic                                             195,830         7,135,556
Schering-Plough                                       363,165        15,321,023
-------------------------------------------------------------------------------
                                                                     64,256,429
Industrial Machinery: 1.4%
-------------------------------------------------------------------------------
Dionex                                                647,455        26,646,820
-------------------------------------------------------------------------------

Leisure, Lodging & Entertainment: 0.7%
-------------------------------------------------------------------------------
Carnival Cruise Lines                                 129,815         6,206,780
Royal Caribbean Cruises                               148,220         7,309,099
-------------------------------------------------------------------------------
                                                                     13,515,879
Retail: 3.7%
-------------------------------------------------------------------------------
Costco Wholesale                                      190,540        17,380,821
Colgate-Palmolive                                     126,205         8,203,325
Home Depot                                            357,915        24,539,547
Staples                                               666,710        13,792,563
Wal-Mart Stores                                       104,315         7,210,774
-------------------------------------------------------------------------------
                                                                     71,127,030
Telecommunications: 18.2%
-------------------------------------------------------------------------------
Adelphia Business Solutions                           105,000         5,007,187
Comcast - Special Class A                           2,103,415       106,288,189
Lucent Technologies                                   736,335        55,087,062
NTL                                                   154,056        19,199,229
NTT Mobile Communications (Japan)                         608        23,397,205
Nextel Communications                                 315,635        32,539,995
Nokia                                                 312,585        59,391,150
Nokia Oyj (Finland)                                     6,808         1,233,344
Omnipoint                                              53,585         6,453,643
Sprint                                                 88,140         9,034,350
Voicestream Wireless                                  180,645        25,668,525
Winstar Communications                                 75,000         5,639,063
-------------------------------------------------------------------------------
                                                                    348,938,942
Utilities: 0.5%
-------------------------------------------------------------------------------
Telefonica (Spain)                                    416,588        10,398,020
-------------------------------------------------------------------------------

Total Common Stock:  96.1%
(Cost $1,170,530,762)                                             1,838,715,806
-------------------------------------------------------------------------------

                                                  Par
Money Market Instruments:                         Amount
-------------------------------------------------------------------------------
Associates Corp
4.0013% 1/03/00                                   $22,500,000        22,495,000
Federal Home Loan Bank Association
5.5200% 1/19/00                                    10,000,000         9,972,400
Federal National Mortgage Association
5.5586% 1/28/00                                    15,000,000        14,938,350
5.3416% 5/15/00                                    15,000,000        14,714,250
-------------------------------------------------------------------------------
Total Money Market Instruments: 3.3%
(Cost $62,120,000)                                                  $62,120,000
-------------------------------------------------------------------------------

Convertible Bonds:
-------------------------------------------------------------------------------
Amazon.com
4.7500% 2/01/09                                     7,490,000         8,510,512
NTL
5.7500% 12/15/09                                    7,000,000         7,560,000
-------------------------------------------------------------------------------
Total Convertible Bonds: 0.8%
(Cost $14,994,516)                                                   16,070,512
-------------------------------------------------------------------------------

                          Capital Appreciation Fund 2

                                                                 Market
                                                                 Value
-------------------------------------------------------------------------------
Total Investments: 100.2%
(Cost $1,247,645,278)                                            $1,916,906,318
-------------------------------------------------------------------------------
Other Assets Under Liabilities: (0.2%)                              (3,830,119)
-------------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $31.466 per share
based on 60,799,038 shares
issued and outstanding)                                          $1,913,076,199
-------------------------------------------------------------------------------

Components of Net Assets at December 31, 1999:
-------------------------------------------------------------------------------
Common Stock, par value $.01 per share,
100,000,000 authorized shares                                    $      607,990
Paid in capital in excess of par value of shares issued           1,147,067,834
Undistributed net investment income**                                   330,317
Accumulated net realized gain on investments                         95,661,369
Net unrealized appreciation of investments and
 foreign currency                                                   669,408,689
-------------------------------------------------------------------------------

Total Net Assets                                                 $1,913,076,199
-------------------------------------------------------------------------------

*  Non-income producing security.

** Undistributed net investment income includes net realized gain on foreign currencies. Net realized gains on foreign currencies are treated as net invest-ment income in accordance with provisions of the Internal Revenue Code. See accompanying notes to financial statements.


                          Capital Appreciation Fund 3

Lincoln National Capital Appreciation Fund, Inc.

Statement of Operations

Year ended December 31, 1999


Investment income:
 Dividends                                                        $  4,163,209
-------------------------------------------------------------------------------
 Interest                                                            5,964,014
-------------------------------------------------------------------------------
 Less: Foreign withholding tax                                         (31,167)
-------------------------------------------------------------------------------
  Total investment income                                           10,096,056
-------------------------------------------------------------------------------

Expenses:
 Management fees                                                     9,051,341
-------------------------------------------------------------------------------
 Accounting fees                                                       466,101
-------------------------------------------------------------------------------
 Printing and postage                                                   88,560
-------------------------------------------------------------------------------
 Custody fees                                                           66,454
-------------------------------------------------------------------------------
 Directors fees                                                          4,200
-------------------------------------------------------------------------------
 Other                                                                  96,462
-------------------------------------------------------------------------------
  Total expenses                                                     9,773,118
-------------------------------------------------------------------------------
Net investment income                                                  322,938
-------------------------------------------------------------------------------

Net realized and unrealized gain on investment
and foreign currency:
 Net realized gain on:
 Investment transactions                                           101,613,151
-------------------------------------------------------------------------------
 Foreign currency transactions                                           7,379
-------------------------------------------------------------------------------
 Net realized gain on investment and foreign currency
 transactions                                                      101,620,530
-------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of:
   Investments                                                     417,687,959
-------------------------------------------------------------------------------
   Foreign currency                                                    143,057
-------------------------------------------------------------------------------
   Net change in unrealized appreciation/depreciation on
   investments and foreign currency                                417,831,016
-------------------------------------------------------------------------------
Net realized and unrealized gain on investments and
foreign currency                                                   519,451,546
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $519,774,484
-------------------------------------------------------------------------------


Statements of Changes in Net Assets


                                                  Year ended      Year ended
                                                  12/31/99        12/31/98
                                                  -----------------------------
Changes from operations:
 Net investment income (loss)                     $      322,938  $    (95,825)
-------------------------------------------------------------------------------
 Net realized gain on investment
and foreign currency transactions                    101,620,530     7,137,985
-------------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation
 of investments and foreign currency                 417,831,016   187,316,139
-------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                            519,774,484   194,358,299
-------------------------------------------------------------------------------
Distributions to shareholders from:
 Net investment income                                         -    (1,290,717)
-------------------------------------------------------------------------------
 Net realized gain on investment transactions         (7,376,586)  (47,582,501)
-------------------------------------------------------------------------------
  Total distributions to shareholders                 (7,376,586)  (48,873,218)
-------------------------------------------------------------------------------
Net increase in net assets
resulting from capital share transactions            629,941,949   174,215,604
-------------------------------------------------------------------------------
 Total increase in net assets                      1,142,339,847   319,700,685
-------------------------------------------------------------------------------
Net Assets, beginning of year                        770,736,352   451,035,667
-------------------------------------------------------------------------------
Net Assets, end of year                           $1,913,076,199  $770,736,352
-------------------------------------------------------------------------------

See accompanying notes to financial statements.

                          Capital Appreciation Fund 4

Lincoln National Capital Appreciation Fund, Inc.

Financial Highlights
(Selected data for each capital share outstanding throughout each year)

                                          Year ended December 31,
                                           1999        1998       1997       1996       1995
                                           ------------------------------------------------------
Net asset value, beginning of year         $   21.772  $ 17.530   $ 14.504   $ 12.916   $ 10.152

Income (loss) from investment operations:
   Net investment income (loss)(2)              0.007    (0.003)     0.050      0.135      0.116
   Net realized and unrealized gain
      on investments and foreign currency       9.839     6.127      3.510      2.051      2.764
                                           ------------------------------------------------------
   Total from investment operations             9.846     6.124      3.560      2.186      2.880
                                           ------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income             -    (0.050)         -     (0.135)    (0.116)
   Distributions from net realized gain on
      investment transactions                  (0.152)   (1.832)    (0.534)    (0.463)         -
                                           ------------------------------------------------------
   Total dividends and distributions           (0.152)   (1.882)    (0.534)    (0.598)    (0.116)
                                           ------------------------------------------------------
Net asset value, end of year                  $31.466   $21.772    $17.530    $14.504    $12.916
                                           ------------------------------------------------------

Total Return(1)                                 45.46%    37.96%     25.29%     18.02%     28.69%

Ratios and supplemental data:
   Ratio of expenses to average net assets       0.78%     0.83%      0.89%      0.93%      1.07%
   Ratio of net investment income (loss)
      to average net assets                      0.03%    (0.01%)     0.35%      0.99%      1.00%
   Portfolio Turnover                           59.68%    77.99%    137.07%     92.73%    195.63%
   Net assets, end of year (000 omitted)   $1,913,076  $770,736   $451,036   $267,242   $127,936

1 Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

2 Per share information for the years ended December 31, 1999 and 1998 were based on the average shares outstanding method.

See accompanying notes to financial statements.

                          Capital Appreciation Fund 5

Lincoln National Capital Appreciation Fund, Inc.

Notes to Financial Statements

December 31, 1999

The Fund: Lincoln National Capital Appreciation Fund, Inc. (the "Fund") is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products and variable universal life products.

The Fund's investment objective is to maximize long-term growth of capital in a manner consistent with preservation of capital. The Fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy money market securities and bonds, including high-risk bonds.

1. Significant Accounting Policies

Security Valuation: All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Money market instruments having less than 60 days to maturity are stated at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of any premium and discount. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates. Realized gains or losses from investment transactions are reported on an identified cost basis.

Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of such assets and liabilities at the end of the period resulting from changes in exchange rates.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolios and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .75% of average daily net assets of the Fund on the first $500 million and .70% in excess of $500 million. The sub-advisor, Janus Capital Management, is paid directly by the Advisor.

Delaware Service Company ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

                          Capital Appreciation Fund 6

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the year ended December 31, 1999.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

3. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased, and the aggregate proceeds from investments sold for the year ended December 31, 1999 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at December 31, 1999 are as follows:

         Aggregate       Aggregate     Gross         Gross          Net
         Cost of         Proceeds      Unrealized    Unrealized     Unrealized
         Purchases       From Sales    Appreciation  Depreciation   Appreciation
         -----------------------------------------------------------------------
         $1,248,185,502  $673,448,405  $686,689,481  $(17,428,441)  $669,261,040

4. Supplemental Financial Instrument Information

Forward Foreign Curency Contracts: The Fund may enter into forward foreign currency contracts to hedge risks of fluctuations in specific transactions or portfolio positions. Forward foreign currency contracts obligate the Fund to take or deliver a foreign currency at a future date at a specified price. The realized and unrealized gain or loss on the contracts is reflected in the accompanying financial statements. The Fund is subject to the credit risks that the counter parties to these contracts will fail to perform; although this risk is minimized by purchasing such agreements from financial institutions with long standing, superior performance records. In addition, the Fund is subject to the market risks associated with unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts that were open at December 31, 1999 were as follows:

         Contracts to      Foreign             U.S. Cost                        Unrealized
         Receive (Deliver) Currency            (Proceeds)      Settlement Dates  Gain (Loss)
---------------------------------------------------------------------------------------------
         (11,800,000)      Great Britain Pound  $(19,190,536)  April 2000       $   137,115
          (1,100,000)      Great Britain Pound    (1,786,136)  April 2000            10,065
         (30,000,000)      Japanese Yen             (299,410)  March 2000             1,999
                                                                                -----------
                                                                                $   149,179
                                                                                ===========

5. Market Risks

The Fund invests in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties. At December 31, 1999 the Fund did not have investments in excess of 5% of assets in any individual foreign country.

6. Summary of Changes From Capital Share Transactions

                                                  Shares Issued Upon                                    Net Increase
                      Capital                     Reinvestment of           Capital Shares              Resulting From Capital
                      Shares Sold                 Dividends                 Redeemed                    Share Transactions
                      ------------------------------------------------------------------------------------------------------------
                      Shares       Amount         Shares      Amount        Shares      Amount          Shares        Amount
                      ------------------------------------------------------------------------------------------------------------
Year ended
 December 31, 1999:   25,575,402   $635,678,317     313,390   $ 7,376,586   (489,775)   $ (13,112,954)  25,399,017    $629,941,949

 Year ended
  December 31, 1998:   7,536,050    138,042,283   2,876,629    48,873,218   (741,305)     (12,699,897)   9,671,374     174,215,604

7. Distributions to Shareholders

The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.

                          Capital Appreciation Fund 7

Lincoln National Capital Appreciation Fund, Inc.
Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Lincoln National Capital Appreciation Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National Capital Appreciation Fund, Inc. (the "Fund") as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Capital Appreciation Fund, Inc. at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.


                                                 /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
February 4, 2000



                          Capital Appreciation Fund 8